EXHIBIT 23(c)
                                                                 -------------


                          CONSENT OF SPECIAL COUNSEL


      We consent to the reference to our firm under the caption "Legal Matters" in the Prospectus called for by Part I of the Form S-8 Registration Statement relating to the Cal-Maine Foods, Inc. 1999 Stock Option Plan.


                                               FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
June 21, 2000